Exhibit 99.2 First Quarter Fiscal 2022 Earnings SUPPLEMENTAL SLIDES NOVEMBER 4, 2021

Safe Harbor Statement This presentation contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the potential impacts on our business of the COVID-19 pandemic, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our first quarter fiscal 2022 business outlook; global supply chain disruptions and component shortages that are currently affecting the semiconductor industry as a whole; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release. © 2021 Synaptics Incorporated 2

Q1’FY22 Financial Highlights • Revenue of $372.7 million, above midpoint of guidance range and up +13% YoY and +14% QoQ • IoT Revenue increased 70% YoY • Record GAAP and non-GAAP gross margin – GAAP gross margin of 53.2% – Non-GAAP gross margin of 58.0%, up 50 basis points sequentially, at the high-end of guidance range; nine sequential quarters of improvement • GAAP diluted earnings per share of $0.99 • Non-GAAP diluted earnings per share of $2.68, toward the high-end of guidance range • Cash flow from operations of $58 million, cash of $347 million on the balance sheet • Redeemed all outstanding convertible notes ($506 million in principal value) See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2021 Synaptics Incorporated 3

Q1'FY22 Business Highlights


$78
Q1'FY22
$373M
$206
$89
IoT
55%
IoT
PC
Mobile

- IoT products continue to grow rapidly; up 70% year-over-year
- Significant traction in Virtual Reality market with 30+ models using Synaptics technology
- New 'Triple-Combo' wireless chip capable of supporting Zigbee/Thread/Matter protocols now in full qualification
- First design-win at top OEM combining DisplayLink and DisplayPort technologies
- First production customer deploying our Katana AI platform is now shipping
- Mobile business is diversified with sequential growth from Android-based customers

© 2021 Synaptics Incorporated
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Q1’FY22 Financial Results $M (except EPS) Q1’21 Q4’21 Q1’22 QoQ YoY Revenue $328.4 $327.8 $372.7 13.7% 13.5% GAAP Gross Margin % 41.0% 52.1% 53.2% 110bps 1220bps GAAP Operating Expenses $128.5 $119.9 $137.5 15% 7% GAAP EPS ($0.08) $0.48 $0.99 106% NA Non-GAAP Gross Margin % 49.7% 57.5% 58.0% 50bps 830bps Non-GAAP Operating Expenses $87.5 $86.2 $88.4 3% 1% Non-GAAP EPS Diluted $1.85 $2.18 $2.68 23% 45% See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2021 Synaptics Incorporated 5

Q2’FY22 Guidance $M (except EPS) GAAP Non-GAAP Revenue $390M - $420M $390M - $420M Gross Margin % 54.0% - 55.0% 58.5% 59.5% Operating Expenses $134M - $141M $90M - $93M EPS $1.25 - $1.65 $2.90 - $3.20 Revenue mix IoT 58% 58% PC 22% 22% Mobile 20% 20% See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2021 Synaptics Incorporated 6

Q1’FY22 Balance Sheet In Millions Q3’21 Q4’21 Q1’22 Cash & ST Investments $756.2 $836.3 $347.3 AR $233.7 $228.3 $269.7 Inventory $69.3 $82.0 $88.7 PP&E $95.3 $91.2 $92.1 Other $1,026.5 $989.0 $984.4 Total Assets $2,181.0 $2,226.8 $1,782.2 Current Liabilities (excluding debt) $276.1 $299.6 $303.5 Debt, net $895.3 $881.5 $394.5 Other Liabilities $77.0 $78.5 $82.8 $932.6 $967.2 $1,001.4 Shareholder’s Equity Total Liabilities & Equity $2,181.0 $2,226.8 $1,782.2 • Balances are as of the end of each quarter presented • Debt, net balance reflects debt net of discount and debt issuance costs © 2021 Synaptics Incorporated 7

Revenue Trend Guidance Mid-Point $405 $373 58.0% $358 $328 $326 $328 37% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Total Revenue IoT Revenue as a % of Total © 2021 Synaptics Incorporated 8 $ millions

Non-GAAP Net Income & EPS Fiscal Quarter Trend Guidance Mid-Point $3.05 $2.68 $2.30 $2.18 $2.03 $1.85 $126 $109 $87 $84 $79 $67 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Non-GAAP Net Income Non-GAAP EPS See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures © 2021 Synaptics Incorporated 9 $ millions

Virtual Reality Reclassification FY2020 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Revised Revenue Mix Actual Actual Actual Actual Actual Actual Total $1,333.9 $328.4 $357.6 $325.8 $327.8 $372.7 329.8 120.7 163.0 151.4 177.8 205.7 IoT PC 317.4 80.5 91.5 98.4 84.3 88.6 686.7 127.2 103.1 76.0 65.7 78.4 Mobile Original Revenue Mix $1,333.9 $328.4 $357.6 $325.8 $327.8 $372.7 Total IoT 317.6 114.4 155.1 146.0 165.4 192.5 317.4 80.5 91.5 98.4 84.3 88.6 PC Mobile 698.9 133.4 111.0 81.4 78.1 91.6 Change - - - - - - Total 12.2 6.3 7.9 5.4 12.4 13.2 IoT PC - - - - - - (12.2) (6.3) (7.9) (5.4) (12.4) (13.2) Mobile © 2021 Synaptics Incorporated 10 NEW

Appendix

GAAP to Non-GAAP Reconciliation Tables Q1'22 Q4'21 Q3'21 Q2'21 Q1'21 Actual Actual Actual Actual Actual $ 198.1 $ 170.8 $ 155.5 $ 150.4 $ 134.5 GAAP gross margin 16.9 16.9 23.2 34.8 28.5 Acquisition related costs - - - - (0.6) Recovery on supply commitment 1.0 0.8 0.8 1.0 0.8 Share-based compensation $ 216.0 $ 188.5 $ 179.5 $ 186.2 $ 163.2 Non-GAAP gross margin 53.2% 52.1% 47.7% 42.1% 41.0% GAAP gross margin - percentage of revenue 4.5% 5.2% 7.1% 9.7% 8.7% Acquisition related costs - percentage of revenue - - - - -0.2% Recovery on supply commitment - percentage of revenue 0.3% 0.2% 0.2% 0.3% 0.2% Share-based compensation - percentage of revenue 58.0% 57.5% 55.1% 52.1% 49.7% Non-GAAP gross margin - percentage of revenue $ 137.5 $ 119.9 $ 123.9 $ 91.9 $ 128.5 GAAP operating expense (34.6) (22.3) (24.3) (22.4) (20.7) Share-based compensation (10.6) (8.6) (8.7) (9.6) (9.1) Acquisition/divestiture related costs (1.4) (0.3) (0.9) (0.6) (5.6) Restructuring costs - - (0.1) (1.1) (3.9) Retention program costs (2.5) (2.5) (2.5) (2.5) (1.7) Amortization of prepaid development costs - - - 34.2 - Gain on sale of audio technology assets $ 88.4 $ 86.2 $ 87.4 $ 89.9 $ 87.5 Non-GAAP operating expense © 2021 Synaptics Incorporated 12

GAAP to Non-GAAP Reconciliation Tables - continued Q1'22 Q4'21 Q3'21 Q2'21 Q1'21 Actual Actual Actual Actual Actual GAAP net income/(loss) $ 40.2 $ 19.0 $ 13.8 $ 49.6 $ (2.8) Recovery on supply commitment - - - - (0.6) Acquisition/divestiture & transaction/integration related costs 2 7.5 2 5.5 31.9 44.4 3 7.6 Share-based compensation 3 5.6 23.1 25.1 23.4 21.5 Restructuring costs 1.4 0 .3 0 .9 0.6 5 .6 Retention program costs - - 0.1 1 .1 3 .9 Amortization of prepaid development costs 2.5 2 .5 2.5 2 .5 1.7 Gain on sale of audio technology assets - - - (34.2) - Other items, net 9.9 5.4 5 .0 4.9 4 .8 Equity investment loss/impairment 0.5 7 .7 0.4 0.5 0 .5 Non-GAAP tax adjustments (8.9) 3 .1 (0.4) (9.0) (5.5) $ 108.7 $ 86.6 $ 79.3 $ 83.8 $ 66.7 Non-GAAP net income GAAP net income/(loss) per share - diluted $ 0 .99 $ 0.48 $ 0 .35 $ 1.36 $ (0.08) Recovery on supply commitment - - - - (0.02) Acquisition/divestiture & transaction/integration related costs 0.68 0.64 0 .82 1 .22 1.10 Share-based compensation 0.88 0.58 0.64 0 .64 0 .63 Restructuring costs 0 .03 0 .01 0.02 0.02 0.16 Retention program costs - - - 0 .03 0 .11 Amortization of prepaid development costs 0.06 0 .06 0 .07 0 .07 0.05 Gain on sale of audio technology assets - - - (0.94) - Other items, net 0 .25 0.13 0.13 0.14 0.14 Equity investment loss/impairment 0 .01 0.20 0 .01 0 .01 0 .01 Non-GAAP tax adjustment (0.22) 0 .08 (0.01) (0.25) (0.16) Non-GAAP share adjustment - - - - (0.09) Non-GAAP net income per share - diluted $ 2.68 $ 2 .18 $ 2.03 $ 2.30 $ 1 .85 © 2021 Synaptics Incorporated 13

Engineering Exceptional Experiences © 2021 Synaptics Incorporated 14